Statement of Additional Information Supplement March 31, 2005

      AXP Core Bond Fund (9/29/04)                              S-6265-20 D
      AXP Diversified Bond Fund (10/29/04)                      S-6495-20 X
      AXP Global Bond Fund (12/30/04)                           S-6334-20 X
      AXP High Yield Bond Fund (7/30/04)                        S-6370-20 X
      AXP Income Opportunities Fund (9/29/04)                   S-6265-20 D
      AXP Limited Duration Bond Fund (9/29/04)                  S-6265-20 D
      AXP Managed Allocation Fund (11/29/04)                    S-6141-20 Y
      AXP Mutual (11/29/04)                                     S-6326-20 Y
      AXP Selective Fund (7/30/04)                              S-6376-20 Y
      AXP Short Duration U.S. Government Fund (7/30/04)         S-6042-20 Y
      AXP Threadneedle Global Balanced Fund (12/30/04)          S-6334-20 X
      AXP U.S. Government Mortgage Fund (7/30/04)               S-6245-20 E

The Investment Strategies and Types of Investments table has been changed to include CMBS Total Return Swap Agreements as follows:

Investment strategies and types of investments           Allowable for the Fund?
Swap Agreements -- CMBS Total Return                               yes

The first paragraph of the Mortgage- and Asset-Backed Securities subsection in the Investment Strategies section has been amended to read as follows:

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

The Swap Agreements subsection in the Investment Strategies section has been amended to read as follows:

Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Statement of Additional Information Supplement                       Page 1 of 2
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Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

CMBS Total Return Swaps. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.

Statement of Additional Information Supplement                       Page 2 of 2


S-6495-4 A (3/05)

Valid until next update

* Destroy Dec. 30, 2005